For Immediate Release

KKR INCOME OPPORTUNITIES FUND ANNOUNCES THE RESULTS OF ITS RIGHTS OFFERING

NEW YORK, NY, February 17, 2023 — KKR Income Opportunities Fund (NYSE: KIO) (the “Fund”) today announced the preliminary results of its transferable rights offering (the “Offer”). The Offer commenced on January 23, 2023 and expired on February 16, 2023 (the “Expiration Date”). The Offer entitled the rights holders to subscribe for up to an aggregate of 6,780,105 common shares of beneficial interest of the Fund (“Common Shares”). The subscription price for the Common Shares to be issued was $10.75 per Common Share, which was determined based on a formula equal to 82% of the Fund’s net asset value (“NAV”) per Common Share at the close of trading on the New York Stock Exchange (“NYSE”) on the Expiration Date which was greater than the formula of 92.5% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days. The Offer was over-subscribed. The Common Shares subscribed for will be issued promptly after completion and receipt of all shareholder payments and the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

Monthly Distributions

The Fund previously announced an increase in the Fund’s monthly distribution rate from $0.1050 per share to $0.1215 per share beginning with the Fund’s distribution payable on March 31, 2023 with a record date of March 10, 2023. The increase in the Fund’s monthly distribution rate from $0.1050 per share to $0.1215 per share represents a 15.71% increase in the Fund’s monthly distribution.

The Fund

The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities, which may be rated investment grade or below investment grade by a nationally recognized statistical rating organization, or unrated. The Fund’s investments in below investment grade loans, below investment grade fixed-income instruments and debt instruments of financially troubled companies are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, and these investments are commonly referred to as “high yield” or “junk” securities. Shares of closed-end funds frequently trade at a discount to NAV. The market price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund’s investment adviser is KKR Credit Advisors (US) LLC (the “Adviser”). The Adviser is a Delaware limited liability company founded in August 2004. The Adviser, together with its relying advisers, participating affiliates and other affiliated entities are collectively referenced as “KKR Credit.” KKR Credit had $504 billion in assets under management as of December 31, 2022, managed on a discretionary basis.

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and accompanying prospectus contain this and other information about the Fund and should be read carefully before investing. Copies of the prospectus supplement and accompanying prospectus and other documents the Fund has filed with the Securities and Exchange Commission may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.